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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 15, 2003

                            MERCER INTERNATIONAL INC.
              (Exact name of Registrant as specified in its charter)

                                    WASHINGTON
           (State or other jurisdiction of incorporation or organization)

        000-9409                                      91-6087550
(Commission File Number)                  (I.R.S. Employer Identification No.)

           14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA  98168
                              (Address of Office)

                                (206) 674-4639
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On October 10, 2003, Mercer International Inc. (the "Company") announced the completion of its sale of 8.5% Convertible Senior Subordinated Notes due 2010. Attached as exhibits hereto are copies of the Indenture and Registration Rights Agreement entered into in connection with the sale of the notes. In addition, attached hereto as an exhibit is a copy of an amendment to the Company's shareholder rights plan.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

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
Exhibit No.      Description
   4.1           Indenture dated as of October 10, 2003 between Mercer
                 International Inc. and Wells Fargo Bank Minnesota, N.A.

   4.2 Registration Rights Agreement dated as of October 10, 2003 between Mercer International Inc. and RBC Dain Rauscher Inc.

   4.3 Second Amendment to Rights Agreement dated as of October 10, 2003 between Mercer International Inc. and Computershare Trust Company of Canada.
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                                   SIGNATURES

Pursuant to the requirements of the SECURITIES EXCHANGE ACT OF 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERCER INTERNATIONAL INC.

                                       /s/ David M. Gandossi
                                       -------------------------
                                       David M. Gandossi
                                       Secretary

Date: October 15, 2003